Inventory - Q1	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Inventory Disclosure [Abstract]
Inventory
9.	Inventory

The value of inventory represents the costs incurred to manufacture TPOXX™ under the BARDAContract. Additional costs incurred to complete production of courses of TPOXX™ will be recorded as inventory and reclassified to deferred costs upon delivery to the extent related revenue is deferred.

Inventory consisted of the following at March 31, 2016 and December 31, 2015:

	March 31, 2016	December 31, 2015
Work-in-process	$22,841,861	$12,447,088
Inventory	$22,841,861	$12,447,088

For the three months ended March 31, 2015, research and development expenses include inventory write-downs of approximately $27,000.

9.	Inventory

During the year ended December 31, 2015, the Company delivered approximately 383,754 courses, at a provisional dosage of 600 mg administered twice per day (1,200 mg per day). Due to the deferral of revenue under the BARDA Contract (see Note 3), amounts that would be otherwise recorded as cost of goods sold for delivered courses are recorded as deferred costs in the balance sheet. The value of inventory represents the costs incurred to manufacture Tecovirimat under the BARDA Contract. Additional costs incurred to complete production of courses of Tecovirimat will be recorded as inventory and reclassified to deferred costs upon delivery to the extent related revenue is deferred.

Inventory consisted of the following at December 31, 2015 and 2014:

	2015	2014
Work in-process	$12,447,088	$16,688,682
Finished goods	—	2,355,795
Inventory	$12,447,088	$19,044,477

For the years ended December 31, 2015 and 2014, research and development expense included inventory write-downs of approximately $60,000 and $1.0 million, respectively.